                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING CHEMICALS, INC.                 PETITION DATE: 07/16/01

                                                    CASEN UMBER: 01-37806-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER YEAR: 2002

                                                                                            Revised
                 MONTH             6/30/02      7/31/02        8/31/02        9/30/02       10/31/02      11/30/02     12/31/02
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                 $48,626,030  $ 31,375,535   $ 44,301,404   $ 42,522,545  $ 36,364,891   $37,758,291   $ 37,942,000

INCOME BEFORE INT.
 DEPREC./TAX                     $ 7,401,423  $   (404,653)  $  2,873,930   $ 13,541,752  $   (621,434)  $(2,084,891)  $343,876,220

NET INCOME (LOSS) (MOR-6)        $ 2,748,385  $ (4,909,430)  $ (1,383,826)  $  6,428,456  $ (5,034,848)  $(6,583,967)  $ (6,800,000)

PAYMENTS TO INSIDERS (MOR-9)     $   131,411  $     78,911   $    112,872   $    131,592  $    470,408   $   770,503   $    239,256

PAYMENTS TO PROFESSIONALS
 (MOR-9)                         $   700,599  $  1,019,131   $    622,317   $    362,823  $  1,123,130   $ 2,754,975   $  2,071,028


TOTAL DISBURSEMENTS
(MOR-7)(1)                       $90,769,682  $ 89,651,958   $ 73,952,992   $ 67,752,947  $ 89,553,648   $70,273,874   $343,876,220


(1) Excludes intercompany
    transfers as follows:        $17,490,363  $ 15,729,203   $ 14,831,022   $ 15,653,136  $ 16,106,931   $21,216,572   $199,355,648


***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                                 EXP.
      See attachment 2                                  DATE
-----------------------------

CASUALTY                           YES (x) NO (  )  08  - 01 - 02
LIABILITY                          YES (x) NO (  )  07  - 01 - 02
VEHICLE                            YES (x) NO (  )  07  - 01 - 02
WORKER'S                           YES (x) NO (  )  07  - 01 - 02
OTHER                              YES (x) NO (  )  various

ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103

Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid?  YES      If so, describe

See attachment 3
--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business? YES

Pursuant to the Plan of Reorganization, Sterling Chemicals, Inc. sold the stock and/or assets of all of its direct and indirect subsidiaries except for Sterling Chemicals Energy, Inc.
---------------------------------------------------------------------

Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

Our Plan of Reorganization became effective on December 19, 2002.
--------------------------------------------------------------------------------


                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ JOHN R. BEAVER
                         ---------------------------------------------------
                                         (ORIGINAL SIGNATURE)



                  TITLE  Controller
                         ---------------------------------------------------



MOR-1

CASE NAME:  STERLING CHEMICALS, INC.        CASE NUMBER:  01-37806-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                              SUMMARY OF COVERAGES
                     FOR STERLING CHEMICALS HOLDINGS, INC.


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------
  1   Workers Compensation      Statutory - $1,000,000 Employers   American Guar.        1 year      7/1/03   Total annual
                                Liability.                         Zurich US                                  remuneration
                                Ded. $250,000 per accident.

  2   Automobile Liability      $2,000,000 ea. occurrence.         American Guar.        1 year      7/1/03   Number of vehicles
                                Ded. $25,000 per occurrence.       Zurich Amer.                               owned and leased

  3   Excess Liability          $5,000,000 ea. occurrence and      Primex, Ltd           1 year      7/1/03   Annual revenues and
      Excess to $1 Million SIR  aggregate. Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

  4   Excess Liability          $20,000,000 ea. loss and           Primex, Ltd.          1 year      7/1/03   Included
                                aggregate.                         (Reinsured
                                                                   through Munich
                                                                   Re:)

  5   Excess Liability          $50,000,000 ea. loss and           Gerling Global        1 year      7/1/03   Flat charge - based
                                aggregate.                                                                    on exposures and
                                                                                                              risk potential

  6   Excess Liability          $50,000,000 ea. loss and           Zurich Energy -       1 year      7/1/03   Flat charge - based
                                aggregate.                         London                                     on exposures and

  7   Excess Liability          $50,000,000                        Swiss Re:             1 year      7/1/03   Flat charge

  8   Excess Liability          $50,000,000                        Zurich Ins.           1 year      7/1/03   Flat Charge

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  1   Workers Compensation      $239,650 - Audit at
                                expiration. (Plus all losses within
                                deductible. (AFCO)

  2   Automobile Liability      $96,876 (AFCO)


  3   Excess Liability          $607,121 Annual - Half on 7/1/01;
      Excess to $1 Million SIR  1/2 on 1/1/02.


  4   Excess Liability          Included



  5   Excess Liability          $495,000 (AFCO)



  6   Excess Liability          $310,000 (AFCO)



  7   Excess Liability          $280,000 (AFCO)

  8   Excess Liability          $200,000 (AFCO)


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------


  9   Excess Liability          $100,000,000                       Starr Excess          1 year      7/1/03   Flat Charge

 10   Marine Terminal           $50,000,000 ea. occurrence.        New Hampshire Ins.    1 year      7/1/03   Based on volume
      Operators Liability and   Ded. $25,000 per occurrence        & NY M&G                                   throughput and no.
      Charterer's Legal         $100,000 pollution                                                            chartered vessels.
      Liability                 per occurrence.

 11   Excess Marine Liability   $24,000,000 excess of MTO, CLL,    XL Specialty          1 year      7/1/03   Volume thru put &
                                P&L                                Brockbank &                                vessels docked.
                                                                   Liberty Und.

 12   Excess Marine Liability   $25,000,000 excess $24,000,000     XL Specialty          1 year      7/1/03   Flat
                                                                   Brockbank & N.Y.
                                                                   Marine Gen. Ins.

 13   Property Damage,          $500 million combined              Munich Re:            1 year      8/1/03   Property Values - PD
      Business Interruption     all-risk. Sublimits: Flood -       FM Global,                                 Income values  -  BI
      and Boiler & Machinery    $100 mil., Earthquake - $100       et al.                                     PML, fire protection
                                mil., $10 mil extra expense.                                                  available; many
                                                                                                              other factors.

 14   Directors & Officers      $15,000,000 each loss and each     National Union        1 year      8/1/03   Various
      Liability                 policy year.  Ded. $1,000,000      Indemnity
                                Corp. Reimb.

 15   Excess Directors &        $10,000,000 excess of Primary D&O  Hartford              1 year     8/21/03   Various
      Officers Liability

 16   Directors & Officers      $10,000,000                        XL Specialty Ins.     1 year     8/21/02   Various
      Liability                                                    Co.

 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
  9   Excess Liability          $300,000 (AFCO)

 10   Marine Terminal           $51,850 Min. premium & deposit. (AFCO)
      Operators Liability and
      Charterer's Legal
      Liability

 11   Excess Marine Liability   $34,425  (AFCO)



 12   Excess Marine Liability   $21,250  (AFCO)

 13   Property Damage,          $6,500,000 + Tax (AFCO)
      Business Interruption
      and Boiler & Machinery





 14   Directors & Officers      $444,650
      Liability


 15   Excess Directors &        $275,000
      Officers Liability

 16   Directors & Officers      $170,000
      Liability


 NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS             INSURANCE CO.          TERM       EXPIRE     EXPOSURE BASE
 ---    -----------------               --------------             -------------          ----       ------     -------------

 17   Employee Dishonesty &     $5,000,000 each Insuring           Texas Pacific         1 year     10/1/02    Various
      Depositor's Forgery       Agreement.  Ded. $50,000.          Chubb

 18   Hull & Machinery and      Barge Hull Value                   Great-American        1 year      7/1/03    Hull & Machinery
      Protection & Indemnity    (M-25 = )                          Insurance Co.                               values
                                Ded. $5,000 per loss.              of NY
                                $1,000,000 P&I

 19   Pollution Insurance       Section  A - $250,000              Water Quality         1 year      7/1/03    Hull gross
                                Section  B - $5,000,000            Insurance Syndicate                         registered tonnage
                                CERCLA - $5,000,000

 20   Marine and Railroad Cargo $12,000,000 any one vessel         Mutual Marine         1 year    Continuing Declared shipment
                                $1,000,000 any one barge                                                      values
                                $1,000,000 any one rail ship.
                                $100,000 any one truck

 21   Duty Drawback Bond        $1,000,000                         Washington            1 year    Continuing  Limit
                                                                   International

 22   Fiduciary                 $10,000,000 Limit                  National Union        1 year     8/21/03    Various
                                Ded. $150,000 per occurrence

 23   Environmental Impairment  $4,000,000 per loss                Chubb                 1 year     2/20/03    Loss Potential
      Liability (Petrochem &    $8,000,000 aggregate
      Fibers)

 24   Closure/Post Closure      $1,995,222 Combined                Underwriters          1 year    Continuous  Estimated
      Bonds - Petrochem                                            Indemnity                                   Closure/Post Closure
                                                                                                               Costs




 NO.    TYPE OF INSURANCE             ANNUAL PREMIUM
 ---    -----------------             --------------
 17   Employee Dishonesty &     $14,450
      Depositor's Forgery

 18   Hull & Machinery and      $23,852 (AFCO)
      Protection & Indemnity



 19   Pollution Insurance       $3,600 (AFCO)



 20   Marine and Railroad Cargo $40,000 Annual Approx. (AFCO)



 21   Duty Drawback Bond        $2,875


 22   Fiduciary                 $49,000


 23   Environmental Impairment  $147,831
      Liability (Petrochem &
      Fibers)

 24   Closure/Post Closure      $40,610
      Bonds - Petrochem



     ANNUAL TOTAL:                                  *

* Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

                                  Attachment 3
                Post-Petition Payments of Prepetition Liabilities
                                  December 2002

                                                                      PAYMENT
CREDITOR                                                              AMOUNT
--------                                                           -------------
STERLING CHEMICALS, INC. CASE #01-37806-H4-11

CURE COSTS PAYMENTS:
Praxair Hydrogen Supply Inc.                                       $1,389,700.00
BP Chemicals Inc.                                                  $  770,000.00
Raytheon Engineering & Construction Inc.                           $  288,000.00
Kellogg, Brown & Root                                              $  160,000.00
United States Filter Corporation                                   $   23,624.00
Air Products and Chemicals Inc.                                    $   18,714.54
Straus Systems Inc.                                                $   17,528.16
Intervect USA Inc. (formerly Alimak, Inc.)                         $   16,076.40
Industrial Instrumentation & Electrical Inc.                       $   13,794.16
(formerly Crescent Enterprises)
Pavilion Technologies Inc.                                         $   12,856.44
Ingrome, S. A.                                                     $    9,722.22
Southern Instrument & Valve Co. Inc.                               $    6,716.49
Union Tank Car Corporation                                         $    5,292.53
Texas Source Group Inc.                                            $    4,375.00
CheMatch Inc.                                                      $    3,684.20
Union Pacific Railroad Company                                     $    3,107.55
Burlington Northern Santa Fe Railway                               $    2,755.68
Air Liquide America Corporation                                    $    1,874.09
Longview Inspection Inc.                                           $    1,000.00
Matthews Inc.                                                      $    1,000.00
Gerhardt's Inc.                                                    $      971.19
GE Capital Railcar Services                                        $      950.00
CCH Incorporated                                                   $      860.00
Filter Solutions Inc.                                              $      850.63
Conam Inspection Inc.                                              $      778.99
Kelly Services Inc.                                                $      772.70
Galveston Valve and Fitting Company                                $      681.60
Coastal Flow Measurement Inc.                                      $      670.00
Flowserve US Inc. (formerly Plant Specialties Inc.)                $      574.46
Powertrol Inc.                                                     $      550.00
Weighing Technologies Inc.                                         $      450.00
Elliott Valve Ltd.                                                 $      374.00
Lamons Gasket Company                                              $      347.46
Eads Company                                                       $      345.00
Cheetah Transportation Systems Inc.                                $      310.70
Pitney Bowes Inc.                                                  $      221.55
Cary-Way Building Co. Inc.                                         $      161.12
Stork Southwestern Labs                                            $      100.00
Gulf Lombard Industries Inc.                                       $       53.00
d/b/a  Hoffman Lumber Company
TOTAL CURE COSTS PAYMENTS                                          $2,759,843.86

                                  Attachment 3
                Post-Petition Payments of Prepetition Liabilities
                                  December 2002

                                                                      PAYMENT
CREDITOR                                                              AMOUNT
--------                                                           -------------
CONVENIENCE CLAIM PAYMENTS:
PENSION BENEFIT GUARANTY CORP                                      $      500.00
SCOTT SPECIALTY GASES INC                                          $      499.71
UNITED PARCEL SERVICE                                              $      479.99
CONSOLIDATED SCIENCES INC                                          $      475.00
SCHUTTE & KOERTING LLC                                             $      473.07
HIH LABORATORY INC                                                 $      468.00
INPRO/SEAL COMPANY                                                 $      437.06
CALCON ANALYTICAL INC                                              $      429.32
SGS CONTROL SERVICES, INC                                          $      419.20
VELOCITY EXPRESS INC                                               $      416.43
MONITORING SERVICES INC                                            $      412.50
FISHER ROSEMOUNT                                                   $      410.39
CHEMINEER INC                                                      $      409.91
ENGINEERED VALVE                                                   $      405.20
MIS TRAFFIC SERVICES INC                                           $      390.78
SONRISE COFFEE SERVICE                                             $      384.95
FIRST CHOICE PRINTING                                              $      381.00
DUN & BRADSTREET                                                   $      379.00
B-W GRINDING SERVICE INC                                           $      375.00
LINDSAY, KATHLEEN                                                  $      362.50
YELLOW CAB COMPANY, INC                                            $      350.00
RENTOKIL (15)-HOUSTON                                              $      336.50
GALVESTON COUNTY FAIR & RODEO INC                                  $      325.00
MILLER INSTRUMENTATION INC                                         $      319.35
H SHOUP & ASSOCIATES INC                                           $      318.50
A-C COMPRESSOR CORPORATION                                         $      314.39
ALDORA TECHNOLOGIES, INC                                           $      303.25
SOUTHWEST CHEMICAL ASSOCIATION                                     $      300.00
JS SYSTEMS                                                         $      297.40
SMC CORPORATION OF AMERICA                                         $      295.13
RESEARCH DATA GROUP, INC                                           $      295.00
CONSOLIDATED FREIGHTWAYS                                           $      289.02
KETEMA-BAKER PROCESS                                               $      270.95
TRANSETTLEMENTS INC                                                $      254.78
BZB, INC                                                           $      249.65
DRESSER-RAND                                                       $      247.35
AITKEN INC                                                         $      235.48
ONESOURCE FACILITY                                                 $      230.21
IOMAS PAYROLL MANAGERS REPORT                                      $      228.95
ABN AMRO BANK N V                                                  $      225.00
KANE ENVIRONMENTAL                                                 $      220.00
CPI SALES & MFG INC                                                $      206.90
AIRBORNE EXPRESS                                                   $      202.05
INDUSTRIAL AIR TOOL                                                $      199.80
GALVESTON COUNTY DAILY NEWS                                        $      199.00
QUALITY CARRIERS INC                                               $      198.00
MELLON FIRST UNITED LEASING                                        $      192.56
MISSION PETROLEUM CARRIERS                                         $      180.60

                                  Attachment 3
                Post-Petition Payments of Prepetition Liabilities
                                  December 2002

                                                                      PAYMENT
CREDITOR                                                              AMOUNT
--------                                                           -------------
TRADEMARKS COMPANY                                                 $      170.27
VERIZON SOUTHWEST                                                  $      170.12
OMNI BULK LOGISTICS                                                $      165.00
PINKERTON SYSTEMS INTEGRATION                                      $      162.38
KEMCO-HUNTER CHEMICAL CO                                           $      161.90
CHEMICAL DISTRIBUTION INSTITUTE                                    $      150.00
HOUSTON MEDICAL TESTING SVCS INC                                   $      150.00
CSX TRANSPORTATION INC                                             $      142.37
NEWARK ELECTRONICS CORPORATION                                     $      138.69
ASPEN PUBLISHERS INC                                               $      135.62
BANK OF CHINA                                                      $      135.00
PETERS OFFICE EQUIPMENT & SUPPLY                                   $      130.00
AMERICAN BUSINESS MACHINES INC                                     $      123.75
NEW HERMES INC                                                     $      120.00
MAINLAND MEDICAL CENTER                                            $      106.00
CHASE TRADE INC                                                    $      102.50
ITT INDUSTRIES/HOUSTON PRO SHOP                                    $      100.00
STATE OF OKLAHOMA DEPT OF                                          $      100.00
QUALITY LETTERS OF CREDIT INC                                      $       95.00
TEXAS AROMATICS INC                                                $       95.00
MINUTEMAN PRESS                                                    $       89.15
PROFESSIONAL MARINE SERVICES                                       $       88.75
INTERLIANT INC                                                     $       85.60
TIME VALUE SOFTWARE                                                $       85.00
RED WING SHOE STORE                                                $       75.00
ARGO INTERNATIONAL                                                 $       71.98
CITY OF TEXAS CITY WATER DEPT                                      $       71.66
STERICYCLE INC                                                     $       70.03
ALLOMETRICS INC                                                    $       60.00
GBRIMA                                                             $       50.00
BARO COMPANIES                                                     $       47.09
TXU COMMUNICATIONS                                                 $       45.05
ONE CALL SYSTEMS INC                                               $       44.17
MEGHAN-KIFFER PRESS                                                $       39.95
JONES, HOLLAND S                                                   $       29.13
RELIANT ENERGY ENTEX                                               $       25.26
CONLEY CORPORATION                                                 $       23.50
LEXIS-NEXIS                                                        $       15.00
STATE OF GEORGIA INCOME TAX DIV.                                   $       10.00
TEXAS CITY SUN                                                     $        9.95
WESTAR COMPANY                                                     $        9.25
GALVESTON COUNTY HEALTH DISTRICT                                   $        9.00
CANADIAN NATIONAL RAILWAYS                                         $        5.17
   TOTAL CONVENIENCE CLAIMS PAYMENTS                               $   19,507.12
                                                                   -------------
TOTAL PREPETITION PAYMENTS                                         $2,779,350.98
                                                                   =============

STERLING CHEMICALS, INC.

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 19, 2002
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS,     STERLING CHEMICALS                               STERLING CHEMICALS
                                             INC.(1)              ENERGY, INC.           PETROCHEMICALS                INC.
ASSETS                                   01-37806-H4-11          01-37807-H4-11           ELIMINATION              CONSOLIDATED
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $  99,818                $       -              $                         $  99,818
        Trade accounts receivable, net         38,096                       75                                           38,171
        Other Receivables                       4,944                    1,110                 (1,110)                    4,944
        Inventories                            31,011                        -                                           31,011
        Prepaid expenses                        4,561                        -                                            4,561
        Deferred income tax benefit               673                        -                                              673
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                          179,103                    1,185                 (1,110)                  179,178

Property, plant and equipment, net            108,435                      973                                          109,408
Deferred income taxes                               -                        -                                                -
Investments-Third Party                         1,500                    5,556                                            7,056
Other assets                                   15,943                        -                     (1)                   15,942
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $ 304,981                $   7,714              $  (1,111)                $ 311,584
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             243,515                    1,421                 (1,110)                  243,826
Pre-Petition liabilities:
        Notes Payable - Secured(2)                  -                        -                                                -
        Secured Debt Accrued Interest(2)            -                        -                                                -
        Secured - Other                             -                        -
        Unsecured debt                              -                        -                                                -
        Other / Intercompany                        -                        -                                                -
        Deferred income taxes                       -                        -                                                -

Common stock held by new ESOP                       -                        -                                                -
Less: Unearned compensation                         -                        -                                                -
Redeemable preferred stock                     30,170                        -                                           30,170
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                        1                     (1)                        -
        Additional paid-in capital             33,050                    5,746                                           38,796
        Retained earnings-Filing Date        (212,503)                  15,333                                         (197,170)
        Retained earnings-Post Filing Date    210,749                  (14,787)                                         195,962
        Pension adjustment                          -                        -                                                -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                        -                                                -
                                            ------------------------------------------------------------------------------------
                                               31,296                    6,293                     (1)                   37,588
        Treasury stock at cost                      -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                     31,296                    6,293                     (1)                   37,588

TOTAL LIABILITIES AND EQUITY                $ 304,981                $   7,714              $  (1,111)                $ 311,584
                                            ====================================================================================


(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.

(2) Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-037806-H4-11

                     SCHEDULE OF POST-PETITION LIABILITIES

                                         -----------------------------------------------------------------------------------
                                            6/30/02    7/31/02     8/31/02   9/30/02     10/31/02     11/30/02     12/31/02
                                         -----------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                     $  70,812   $ 65,012   $  66,090  $ 67,655  $    73,489   $   71,657   $   18,658
ROYALTY AND REVENUE PAYABLE                       --         --          --        --           --           --           --
NOTES PAYABLE - INSURANCE                         --         --          --        --           --           --           --
TAX PAYABLE:                                      --         --          --        --           --           --           --
    Federal Payroll Taxes                          3         --          --        --           95           28         (364)
    State Payroll & Sales                        415        419         419        56           --           51           79
    Ad Valorem Taxes                              --         --          --        --           --           --           --
    Other Taxes                                3,730      4,290       4,850     5,141        5,275        4,545        4,710
TOTAL TAXES PAYABLE                        $   4,148   $  4,709   $   5,218  $  5,197  $     5,370   $    4,624   $    4,425
SECURED DEBT POST-PETITION                    76,479     58,656      54,769    57,242       32,404       35,200       94,275
ACCRUED INTEREST PAYABLE                         624        509         486       513          607          781          343
*ACCRUED PROFESSIONAL FEES:                    7,096      7,490       8,478     8,989       10,078        9,807       11,064
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs        32,233     34,268      33,069    46,721       46,525       45,930      113,640
  2.  Lease Operating Expenses/Capital            --         --          --        --           --           --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)    $ 191,392   $170,644   $ 168,110  $186,317  $   168,473   $  167,999   $  242,405
============================================================================================================================


*Payment Requires Court Approval

MOR-4

CASE NAME: STERLING CHEMICALS, INC.                 CASE NUMBER: 01-37806-H4-11
CASE NAME: STERLING CHEMICALS ENERGY, INC.          CASE NUMBER: 01-37807-H4-11

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH     DECEMBER  2002
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $243,826    $ 239,401    $    (364)  $        79   $     4,710   $          --

      31-60

      61-90

      91 +
                 --------    ---------    ---------   -----------   -----------   -------------
      TOTAL      $243,826    $ 239,401    $    (364)  $        79   $     4,710   $          --
                 ========    =========    =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 40,137    $ 40,137     $     --   $     --   $     --   $     --

        31-60           445         445           --         --         --         --

        61-90           294         294           --         --         --         --

        91 +         10,919      10,919           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 51,795    $ 51,795     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) Days outstanding from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS, INC
FOR THE MONTH ENDING DECEMBER 31, 2002


STATEMENT OF INCOME (LOSS)

                                               STERLING CHEMICALS,   STERLING CHEMICALS    STERLING CHEMICALS,
                                                    INC.(1)              ENERGY, INC.           INC.(1)
              MONTH                              01-37806-H4-11        01-37807-H4-11        CONSOLIDATED
                                               ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $       37,707,555    $          234,445    $       37,942,000
TOTAL COST OF REVENUES                                 35,781,600               234,445            36,016,045
GROSS PROFIT                                   $        1,925,955    $               --    $        1,925,955
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $        2,430,633    $               --    $        2,430,633
  Insiders Compensation                                   239,256                    --               239,256
  Professional Fees                                     1,619,484                    --             1,619,484
  Other (Earnings in Joint Venture)                       966,147              (598,385)              367,762

TOTAL OPERATING EXPENSE                        $        5,255,520    $         (598,385)   $        4,657,135
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $       (3,329,565)   $          598,385    $       (2,731,180)
INTEREST EXPENSE (includes amort of debt fees)          3,240,758                    --             3,240,758
DEPRECIATION                                            1,473,955                    --             1,473,955
OTHER (INCOME) EXPENSES*                                       --                    --                    --
OTHER ITEMS**                                                  --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $        4,714,713    $               --    $        4,714,713
==============================================================================================================
NET INCOME BEFORE TAXES                        $       (8,044,278)   $          598,385    $       (7,445,893)
INCOME TAXES                                             (880,611)              234,611              (646,000)
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                      $       (7,163,667)   $          363,774    $       (6,799,893)
==============================================================================================================

(1) Sterling Chemicals Holdings, Inc. was merged into Sterling Chemicals, Inc. on December 6, 2002.
Accrual Accounting Required, Otherwise Footnote With Explanation
*   Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business; requires footnote

MOR-6

CASE NAME:  STERLING CHEMICALS, INC.               CASE NUMBER:  01-37806-H-11

  CASH RECEIPTS AND
  DISBURSEMENTS                                                                                   Jun-02         Jul-02
                                                                                               ------------   ------------
1. CASH-BEGINNING OF MONTH                                                                         (223,012)     2,127,996
                                                                                               ============   ============

RECEIPTS:

2. CASH SALES                                                                                            --             --
                                                                                               ------------   ------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                                                                                    46,518,489     50,696,794

4. LOANS & ADVANCES - CIT
   REVOLVER                                                                                      51,000,000     40,400,000

5. SALE OF ASSETS                                                                                        --             --

6. OTHER (attach list)                                                                           13,092,564     11,507,508
                                                                                               ------------   ------------
TOTAL RECEIPTS                                                                                  110,611,053    102,604,302
                                                                                               ------------   ------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                                                                             N/A            N/A
                                                                                               ============   ============
DISBURSEMENTS:

7. NET PAYROLL                                                                                    2,733,978      1,746,717

8. PAYROLL TAXES PAID                                                                             1,092,418        852,876

9. SALES, USE & OTHER TAXES
   PAID                                                                                           1,303,015        117,874

10.SECURED/RENTAL/LEASES                                                                            147,956        167,081

11.UTILITIES                                                                                      3,361,146      4,886,600

12.INSURANCE                                                                                          7,256      1,010,982

13.INVENTORY PURCHASES                                                                           29,280,908     20,102,494

14.VEHICLE EXPENSES                                                                                      --             --

15.TRAVEL & ENTERTAINMENT                                                                            38,426         19,843

16.REPAIRS, MAINTENANCE &
   SUPPLIES                                                                                       1,681,812      1,825,551

17.ADMINISTRATIVE & SELLING                                                                       2,334,678      3,411,237

18.OTHER (attach list)                                                                           65,577,853     70,220,775

TOTAL DISBURSEMENTS FROM
   OPERATIONS                                                                                   107,559,446    104,362,030

19.PROFESSIONAL FEES                                                                                700,599        971,381

20.U.S. TRUSTEE FEES                                                                                     --         47,750

21.OTHER REORGANIZATION
      EXPENSES (attach list)                                                                             --             --

                                                                                               ------------   ------------
TOTAL DISBURSEMENTS                                                                             108,260,045    105,381,161
                                                                                               ============   ============

22.NET CASH FLOW                                                                                  2,351,008     (2,776,859)

23.CASH - END OF MONTH (MOR-2)                                                                    2,127,996       (648,863)


  CASH RECEIPTS AND                                                                                                     FILING TO
  DISBURSEMENTS                      Aug-02          Sep-02           Oct-02          Nov-02             Dec-02           DATE
                                  ------------    -------------    ------------    -------------      ------------    --------------
1. CASH-BEGINNING OF MONTH            (648,863)         155,243      10,216,056         (464,035)        3,138,417         9,346,546
                                  ============    =============    ============    =============      ============    ==============

RECEIPTS:

2. CASH SALES                               --               --              --               --                --                --
                                  ------------    -------------    ------------    -------------      ------------    --------------

3. COLLECTION OF ACCOUNTS
   RECEIVABLE                       37,988,857       41,624,865      45,651,554       34,654,152        46,499,846       555,574,856

4. LOANS & ADVANCES - CIT
   REVOLVER                         40,900,000       39,000,000      38,200,000       44,100,000        30,800,000       621,200,000

5. SALE OF ASSETS                           --               --              --               --       363,101,849       363,101,849

6. OTHER (attach list)              10,699,263       12,842,031      11,128,933       16,338,746       199,509,075       408,558,030
                                  ------------    -------------    ------------    -------------      ------------    --------------
TOTAL RECEIPTS                      89,588,121       93,466,896      94,980,488       95,092,898       639,910,770     1,948,434,735
                                  ------------    -------------    ------------    -------------      ------------    --------------

(Withdrawal)Contribution by
   Individual Debtor MFR-2*                N/A              N/A             N/A              N/A               N/A               N/A
                                  ============    =============    ============    =============      ============    ==============
DISBURSEMENTS:

7. NET PAYROLL                         839,107        2,316,573       2,368,561          425,523         3,861,640        34,845,376

8. PAYROLL TAXES PAID                  819,258          763,168       1,084,046        1,350,343           728,003        15,998,810

9. SALES, USE & OTHER TAXES
   PAID                                155,540               --         134,653           94,559           135,494         8,174,524

10.SECURED/RENTAL/LEASES                52,603          114,647         182,652          341,686         2,807,756         5,369,850

11.UTILITIES                         3,726,325        4,443,473       4,507,855        4,141,167         5,152,716        65,240,535

12.INSURANCE                         2,806,647          682,576         682,576        1,350,072         1,350,072        13,318,206

13.INVENTORY PURCHASES              19,550,777       20,626,111      16,705,209       18,460,459        18,394,417       259,271,323

14.VEHICLE EXPENSES                         --               --              --               --                --                --

15.TRAVEL & ENTERTAINMENT               32,254           56,335          53,599          107,208            61,605           904,709

16.REPAIRS, MAINTENANCE &
   SUPPLIES                          2,065,181        1,434,386       1,448,005        2,218,680         3,758,844        39,436,940

17.ADMINISTRATIVE & SELLING          2,111,745        3,707,187       2,623,594        2,419,459         1,674,696        48,438,947

18.OTHER (attach list)              56,002,260       48,898,803      74,496,700       57,576,315       212,373,779     1,057,788,659

TOTAL DISBURSEMENTS FROM
   OPERATIONS                       88,161,697       83,043,260     104,287,449       88,485,471       250,299,021     1,548,787,878

19.PROFESSIONAL FEES                   622,317          362,823       1,076,880        2,754,975         2,071,028        17,454,765

20.U.S. TRUSTEE FEES                        --               --          46,250               --                --           234,500

21.OTHER REORGANIZATION
     EXPENSES (attach list)                 --               --         250,000          250,000       290,861,818       291,486,818

                                  ------------    -------------    ------------    -------------      ------------    --------------
TOTAL DISBURSEMENTS                 88,784,014       83,406,083     105,660,579       91,490,446       543,231,867     1,857,963,961
                                  ============    =============    ============    =============      ============    ==============

22.NET CASH FLOW                       804,106       10,060,813     (10,680,091)       3,602,453        96,678,902        90,470,774

23.CASH - END OF MONTH (MOR-2)         155,243       10,216,056        (464,035)       3,138,417        99,817,319        99,817,319

           MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


   OTHER CASH RECEIPTS AND                                                                                              FILING TO
   DISBURSEMENTS:                Jun-02       Jul-02      Aug-02     Sep-02      Oct-02       Nov-02      Dec-02           DATE
                                ---------- -----------  ---------- ---------- ------------  ---------- -------------    -----------
6.  OTHER RECEIPTS:

    Interest Income                      --         --          --         --           --          --        49,668        129,970

    401(k) Plan Refund                   --         --          --         --           --          --            --             --

    Cobra Insurance Payment              --         --          --         --           --          --            --             --

    Miscellaneous                   159,394    119,703     129,984    115,953       70,287     102,469        98,802      3,531,458

    New Equity                           --         --          --         --           --          --    59,983,000     59,983,000

    Emission Credits                     --         --          --         --           --          --            --             --

    Account Transfers            11,535,051 10,517,018   9,680,461 10,293,339   10,256,352  15,429,531   138,586,410    329,153,236

    Intercompany Transfers        1,398,119    870,787     888,819  2,432,738      802,294     806,746       791,195     15,760,366
                                 ---------- ----------  ---------- ---------- ------------  ---------- -------------  -------------
   TOTAL OTHER RECEIPTS          13,092,564 11,507,508  10,699,263 12,842,031   11,128,933  16,338,746   199,509,075    408,558,030
                                 ========== ==========  ========== ========== ============  ========== =============  =============
   18. OTHER DISBURSEMENTS:

    Lease Operating Expense              --         --          --         --           --          --            --             --

    Workover Expense                     --         --          --         --           --          --            --             --

    Capital Expenditures            134,895    178,576     133,192    219,678      468,375     308,040       633,044      8,619,050

    Revenue & Royalties                  --         --          --         --           --          --            --             --

    Interest Payment                     --         --          --         --           --          --            --         97,161

    Employee Benefits             2,998,019  1,890,070   1,393,784  1,198,033    1,905,173   1,282,714     2,206,010     32,116,327

    Severance tax                        --         --          --         --           --          --            --             --

    Pre-petition checks voided
       in current period                 --         --          --         --           --          --            --        (30,000)

    Account Transfers            11,535,051 10,517,018   9,680,461 10,293,339   10,256,352  15,382,622   136,275,850    326,795,767

    CIT Revolver Payments        44,954,575 52,422,925  39,644,262 31,827,957   56,017,221  34,768,989    63,079,798    592,245,474

    Intercompany Transfers        5,955,312  5,212,185   5,150,562  5,359,797    5,849,579   5,833,950    10,179,077     97,944,880
                                 ---------- ----------  ---------- ---------- ------------  ---------- -------------  --------------
TOTAL OTHER DISBURSEMENTS        65,577,853 70,220,775  56,002,260 48,898,803   74,496,700  57,576,315   212,373,779  1,057,788,659
                                 ========== ==========  ========== ========== ============  ========== =============  ==============



                      MOR-7 ATTACHMENT

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11



  CASH RECEIPTS AND                             Chase             Chase             Chase              Chase
  DISBURSEMENTS                              00101824317       00103316882        103405743       6301810002508
  -----------------                        ---------------   ---------------   ---------------   ---------------

  1.  CASH-BEGINNING OF MONTH                          322           184,930         3,670,986          (719,177)
                                           ===============   ===============   ===============   ===============

  RECEIPTS:

  2.  CASH SALES                                        --                --                --                --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE         41,057,336

  4.  LOANS & ADVANCES - CIT REVOLVER                             30,800,000

  5.  SALE OF ASSETS

  6.  OTHER (attach list)                               --        38,529,670         2,520,000         7,860,896
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL RECEIPTS                                41,057,336        69,329,670         2,520,000         7,860,896
                                           ---------------   ---------------   ---------------   ---------------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A               N/A               N/A               N/A
                                           ===============   ===============   ===============   ===============
  DISBURSEMENTS:

  7.  NET PAYROLL                                                                    3,861,640                --

  8.  PAYROLL TAXES PAID                                                               728,003

  9.  SALES, USE & OTHER TAXES PAID                                  135,494                                  --

  10. SECURED/RENTAL/LEASES                                        2,531,167                             276,589

  11. UTILITIES                                                    5,152,716

  12. INSURANCE                                                        3,131                           1,346,940

  13. INVENTORY PURCHASES                                         18,261,969                             132,448

  14. VEHICLE EXPENSES

  15. TRAVEL & ENTERTAINMENT                                                                              61,605

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                  3,758,844

  17. ADMINISTRATIVE & SELLING                                       228,225                           1,446,472

  18. OTHER (attach list)                       39,807,336        42,086,774                --         1,212,254
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS FROM OPERATIONS           39,807,336        68,399,476         4,589,642         8,235,151
                                           ===============   ===============   ===============   ===============
  19. PROFESSIONAL FEES                                 --                --                --         1,666,028

  20. U.S. TRUSTEE FEES                                 --                --                --                --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --                --                --           609,429
                                           ---------------   ---------------   ---------------   ---------------
  TOTAL DISBURSEMENTS                           39,807,336        68,399,476         4,589,642        10,510,608
                                           ===============   ===============   ===============   ===============
  22. NET CASH FLOW                              1,250,000           930,194        (2,069,642)       (2,649,712)

  23. CASH - END OF MONTH (MOR-2)                1,250,322         1,115,123         1,601,343        (3,368,889)


  CASH RECEIPTS AND                             Chase          Chase      Bank One     Chase       Chase        Chase      Total
  DISBURSEMENTS                             6301810036508  6301810028508   5561833    10341395   829-91270     295594      Debtor
  -----------------                         -------------  -------------  --------- -----------  ----------  ---------- -----------
  1.  CASH-BEGINNING OF MONTH                          --             --      1,357          --          --          --   3,138,417
                                            =============  =============  ========= ===========  ==========  ========== ===========

  RECEIPTS:

  2.  CASH SALES                                        --            --         --          --          --          --          --

  3.  COLLECTION OF ACCOUNTS RECEIVABLE                                   5,442,510                                      46,499,846

  4.  LOANS & ADVANCES - CIT REVOLVER                                                                                    30,800,000

  5.  SALE OF ASSETS                                                                363,101,849                         363,101,849

  6.  OTHER (attach list)                          467,295         4,567     98,802  50,983,000  79,044,845  20,000,000 199,509,075
                                           --------------- -------------  --------- -----------  ----------  ---------- -----------
  TOTAL RECEIPTS                                   467,295         4,567  5,541,312 414,084,849  79,044,845  20,000,000 639,910,770
                                           --------------- -------------  --------- -----------  ----------  ---------- -----------
  (Withdrawal)Contribution by
      Individual Debtor MFR-2*                         N/A           N/A        N/A        N/A          N/A         N/A         N/A
                                           =============== =============  ========= ===========  ==========  ========== ===========
  DISBURSEMENTS:

  7.  NET PAYROLL                                       --            --         --         --           --          --   3,861,640

  8.  PAYROLL TAXES PAID                                                                                                    728,003

  9.  SALES, USE & OTHER TAXES PAID                                                                                         135,494

  10. SECURED/RENTAL/LEASES                                                                                               2,807,756

  11. UTILITIES                                                                                                           5,152,716

  12. INSURANCE                                                                                                           1,350,072

  13. INVENTORY PURCHASES                                                                                                18,394,417

  14. VEHICLE EXPENSES                                                                                                           --

  15. TRAVEL & ENTERTAINMENT                                                                                                 61,605

  16. REPAIRS, MAINTENANCE & SUPPLIES                                                                                     3,758,844

  17. ADMINISTRATIVE & SELLING                                                                                            1,674,696

  18. OTHER (attach list)                          467,295         4,567  5,395,482 123,400,071          --          -- 212,373,779
                                           --------------- -------------  --------- -----------  ----------  ---------- -----------
  TOTAL DISBURSEMENTS FROM OPERATIONS              467,295         4,567  5,395,482 123,400,071          --          -- 250,299,021
                                           =============== =============  ========= ===========  ==========  ========== ===========
  19. PROFESSIONAL FEES                                 --            --         --     405,000          --          --   2,071,028

  20. U.S. TRUSTEE FEES                                 --            --         --          --          --          --          --

  21. OTHER REORGANIZATION EXPENSES
      (attach list)                                     --            --         -- 290,252,389          --          -- 290,861,818
                                           --------------- -------------  --------- -----------  ----------  ---------- -----------
  TOTAL DISBURSEMENTS                              467,295         4,567  5,395,482 414,057,460          --          -- 543,231,867
                                           =============== =============  ========= ===========  ==========  ========== ===========
  22. NET CASH FLOW                                     --            --    145,829      27,388  79,044,845  20,000,000  96,678,902

  23. CASH - END OF MONTH (MOR-2)                       --            --    147,186      27,388  79,044,845  20,000,000  99,817,319



MOR-7

CASE NAME:  STERLING CHEMICALS, INC.                 CASE NUMBER:  01-37806-H-11


OTHER CASH RECEIPTS AND                  Chase           Chase           Chase           Chase             Chase           Chase
DISBURSEMENTS:                        00101824317     00103316882      103405743     6301810002508     6301810036508   6301810028508
--------------                        -----------     -----------      ---------     -------------     -------------   -------------
6.   OTHER RECEIPTS:

     Interest Income                                      4,823

     401(k) Plan Refund

     Cobra Insurance Payment

     Miscellaneous

     New Equity

     Emission Credits

     Account Transfers                               37,733,652       2,520,000         7,860,896          467,295          4,567

     Intercompany Transfers                             791,195
                                     ----------      ----------       ---------        ----------        ---------      ---------
TOTAL OTHER RECEIPTS                         --      38,529,670       2,520,000         7,860,896          467,295          4,567
                                     ==========      ==========       =========        ==========        =========      =========
18.  OTHER DISBURSEMENTS:

     Lease Operating Expense

     Workover Expense

     Capital Expenditures                               127,900                           505,144

     Revenue & Royalties

     Interest Payment

     Employee Benefits                                1,027,039                           707,110          467,295          4,567

     Severance tax

     Pre-petition checks voided
       in current period

     Account Transfers               22,704,107      30,752,758

     CIT Revolver Payments           17,103,229

     Intercompany Transfers                          10,179,077
                                     ----------      ----------       ---------        ----------        ---------      ---------
TOTAL OTHER DISBURSEMENTS            39,807,336      42,086,774              --         1,212,254          467,295          4,567
                                     ==========      ==========       =========        ==========        =========      =========

OTHER CASH RECEIPTS AND               Wells Fargo        Bank One         Chase           Chase           Chase             Total
DISBURSEMENTS:                         4496870106         5561833       103413945       829-91270        295594            Debtor
--------------                      --------------   ------------       ---------       ---------       ---------      -------------
                                                                                        Investment      Investment
6.   OTHER RECEIPTS:

     Interest Income                                                                      44,845                              49,668

     401(k) Plan Refund                                                                                                           --

     Cobra Insurance Payment                                                                                                      --

     Miscellaneous                                         98,802                                                             98,802

     New Equity                                                       50,983,000       9,000,000                          59,983,000

     Emission Credits                                                                                                             --

     Account Transfers                                                                70,000,000       20,000,000        138,586,410

     Intercompany Transfers                                                                                                  791,195
                                    ------------       ----------     ----------      ----------       ----------        -----------
TOTAL OTHER RECEIPTS                          --           98,802     50,983,000      79,044,845       20,000,000        199,509,075
                                    ============       ==========     ==========      ==========       ==========        ===========

18.  OTHER DISBURSEMENTS:
     Lease Operating Expense                                                                                                      --

     Workover Expense                                                                                                             --

     Capital Expenditures                                                                                                    633,044

     Revenue & Royalties                                                                                                          --

     Interest Payment                                                                                                             --

     Employee Benefits                                                                                                     2,206,010

     Severance tax                                                                                                                --

     Pre-petition checks voided
       in current period                                                                                                          --

     Account Transfers                                  1,618,984     81,200,000                                         136,275,850

     CIT Revolver Payments                              3,776,498     42,200,071                                          63,079,798

     Intercompany Transfers                                                                                               10,179,077
                                    ------------       ----------    -----------       ----------      ----------        -----------
TOTAL OTHER DISBURSEMENTS                     --        5,395,482    123,400,071               --              --        212,373,779
                                    ============       ==========    ===========       ==========      ==========        ===========


         MOR-7 ATTACHMENT

CASE NAME:    Sterling Chemicals, Inc.                CASE NUMBER: 01-37806-H-11



                           CASH ACCOUNT RECONCILIATION
                          MONTH OF         DECEMBER 2002
                                  ---------------------------------


BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of TX     Chase Bk of TX
ACCOUNT NUMBER                  103413945           82991270           295594           00101824317
--------------
ACCOUNT TYPE                 Restructuring     Investment Fund    Investment Fund        AR Wires
--------------              ---------------    ---------------    ---------------    ---------------
BANK BALANCE                $        27,389    $    79,044,845    $    20,000,000    $     1,250,100

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS

OTHER                                                                                            221
                            ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE       $        27,389    $    79,044,845    $    20,000,000    $     1,250,321
                            ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS  $            --    $            --    $            --    $           321

RECEIPTS                        414,084,849          9,044,845                            41,057,336

TRANSFERS BETWEEN ACCOUNTS      (81,200,000)        70,000,000         20,000,000        (22,704,107)

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS     (332,857,460)                                             (17,103,229)
                            ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS     $        27,389    $    79,044,845    $    20,000,000    $     1,250,321
                            ===============    ===============    ===============    ===============

BANK NAME                    Chase Bk of TX     Chase Bk of TX     Chase Bk of DE
ACCOUNT NUMBER                00103316882         00103405743       6301810036508
--------------
ACCOUNT TYPE                  Concentration         Payroll         Contr. Disb.
--------------               ---------------    ---------------    ---------------
BANK BALANCE                 $     1,115,346    $       326,936    $            --

DEPOSIT IN TRANSIT

OUTSTANDING CHECKS                                                      (3,368,888)

OTHER                                   (223)         1,274,407
                             ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $     1,115,123    $     1,601,343    $    (3,368,888)
                             ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $       184,930    $     3,670,985    $      (719,176)

RECEIPTS                          30,800,000

TRANSFERS BETWEEN ACCOUNTS        (2,406,988)         2,520,000          7,860,896

(WITHDRAWAL) CONTRIBUTION-

BY INDIVIDUAL DEBTOR MFR-2

CHECKS/OTHER DISBURSEMENTS       (27,462,819)        (4,589,642)       (10,510,608)
                             ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $     1,115,123    $     1,601,343    $    (3,368,888)
                             ===============    ===============    ===============


BANK NAME                    Chase Bk of Del    Chase Bk of Del       Bank One
ACCOUNT NUMBER                6301810036508      6301810028508         5561833
--------------
ACCOUNT TYPE                   Sal Ben Disb      Flex Ben Disb         Lockbox             TOTAL
--------------               ---------------    ---------------    ---------------    ---------------
BANK BALANCE                 $            --    $            --    $       147,639    $   101,912,254

DEPOSIT IN TRANSIT                                                                                 --

OUTSTANDING CHECKS                                                                         (3,368,888)

OTHER                                                        --               (452)         1,273,953
                             ---------------    ---------------    ---------------    ---------------
ADJUSTED BANK BALANCE        $            --    $            --    $       147,187    $    99,817,319
                             ===============    ===============    ===============    ===============
BEGINNING CASH - PER BOOKS   $            --    $            --    $         1,357    $     3,138,417

RECEIPTS                                                                 5,541,312        500,528,342

TRANSFERS BETWEEN ACCOUNTS           467,295              4,567         (1,618,984)        (7,077,321)

(WITHDRAWAL) CONTRIBUTION-                                                                         --

BY INDIVIDUAL DEBTOR MFR-2                                                                         --

CHECKS/OTHER DISBURSEMENTS          (467,295)            (4,567)        (3,776,499)      (396,772,119)
                             ---------------    ---------------    ---------------    ---------------
ENDING CASH - PER BOOKS      $            --    $            --    $       147,186    $    99,817,319
                             ===============    ===============    ===============    ===============


                      MOR-8

CASE NAME:  STERLING CHEMICALS, INC.
CASE NUMBER:     01-37806-H4-11


PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)


            INSIDERS:
       NAME/POSITION/COMP TYPE(1)         May-2002    Jun-2002    Jul-2002   Aug-2002   Sep-2002   Oct-2002
---------------------------------------  ----------   ---------   ---------  --------  ---------   --------
 1. Frank Diassi/Chairman
    of Board/Salary                      $       --   $      --   $      --  $     --  $
 2. Frank Diassi/Chairman
    of Board/Bonus                               --
 3. Frank Diassi/Chairman
    of Board/Expenses                            --                      --        --
 4. Frank Diassi/Chairman
    of Board/Vacation payout
 5. David Elkins/President/Salary            30,333      30,333      30,333    30,333     30,333      30,333
 6. David Elkins/President/Bonus                 --      21,875          --    22,288     21,875     136,500
 7. David Elkins/President/Expenses              --          --                    37        181          --
 8. David Elkins/President/
    Insurance                                                                   1,445         --          --
 9. Richard Crump/Exec VP Opers/Salary       27,917      27,917      27,917    27,917     27,917      27,917
10. Richard Crump/Exec VP Opers/Bonus            --      20,625          --        --     20,625     125,625
11. Richard Crump/Exec VP Opers/Expense          --                                25         --          30
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                               18,333      18,333      18,333    18,333     18,333      18,333
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                                    --      10,000          --        --     10,000      79,200
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                                  --          --                   166         --          --
15. Robert Roten/Former Pres & Board
    Member/SERP                               2,328       2,328       2,328     2,328      2,328       2,328
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                        --                      --
17. Robert Roten/Former Pres & Board
    Member/BOD fee                               --                            10,000                 20,000
18. Rolf Towe/Board Member/BOD fees              --                                                    7,050
19. Rolf Towe/Board Member/Expenses              --                      --                            5,592
20. Hunter Nelson/Board Member                   --                                                   10,450
21. Frank Hevrdejs/Board Member                  --                                                    7,050
                                         ----------   ---------   --------- ---------  ---------   ---------
TOTAL INSIDERS (MOR-1)                   $   78,911   $ 131,411   $  78,911 $ 112,872  $ 131,592   $ 470,408
                                         ==========   =========   ========= =========  =========   =========

            INSIDERS:                                               FILING TO
       NAME/POSITION/COMP TYPE(1)         Nov-2002    Dec-2002        DATE
---------------------------------------  ----------   ---------    ----------
 1. Frank Diassi/Chairman
    of Board/Salary                      $       --   $      --        62,500
 2. Frank Diassi/Chairman
    of Board/Bonus                               --                        --
 3. Frank Diassi/Chairman
    of Board/Expenses                            --                        --
 4. Frank Diassi/Chairman
    of Board/Vacation payout                                           45,193
 5. David Elkins/President/Salary            30,333     133,933       389,665
 6. David Elkins/President/Bonus            273,000      21,875       656,663
 7. David Elkins/President/Expenses              71       4,245        15,418
 8. David Elkins/President/
    Insurance                                    --          --         3,629
 9. Richard Crump/Exec VP Opers/Salary       27,917      27,917       357,389
10. Richard Crump/Exec VP Opers/Bonus       251,250      20,625       585,313
11. Richard Crump/Exec VP Opers/Expense       8,627          --        32,739
12. Paul Vanderhoven/VP Finance &
    CFO/Salary                               18,333      18,333       231,665
13. Paul Vanderhoven/VP Finance &
    CFO/Bonus                               158,400      10,000       357,800
14. Paul Vanderhoven/VP Finance &
    CFO/Expense                                 244          --        20,623
15. Robert Roten/Former Pres & Board
    Member/SERP                               2,328       2,328        30,264
16. Robert Roten/Former Pres & Board
    Member/Consulting fee                        --          --        30,000
17. Robert Roten/Former Pres & Board
    Member/BOD fee                               --          --        58,900
18. Rolf Towe/Board Member/BOD fees              --          --        27,550
19. Rolf Towe/Board Member/Expenses              --          --        21,725
20. Hunter Nelson/Board Member                   --          --        31,950
21. Frank Hevrdejs/Board Member                  --          --        31,350
                                         ----------   ---------    ----------
TOTAL INSIDERS (MOR-1)                   $  770,503   $ 239,256    $2,990,336
                                         ==========   =========    ==========


       PROFESSIONALS
      NAME/ORDER DATE         May-2002     Jun-2002    Jul-2002    Aug-2002    Sep-2002      Oct-2002
---------------------------  -----------   ---------   ---------  ---------- -----------   -----------
 1. Logan & Company, Inc.    $  6,645.54  $  2,631.30 $    2,850  $   13,370 $  5,538.58   $    19,892
 2. Andrews & Kurth LLP       256,170.65   246,122.69    199,288     227,814  128,654.51       100,347
 3. US Trustee                        --           --     47,750          --          --        46,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP        406,542.75   115,338.02    405,299      92,770          --       472,733
 5. Akin Gump Strauss          81,093.82   104,790.97     64,896      91,414   28,235.40        17,599
 6. Arthur Andersen            70,316.52           --     12,986          --          --            --
 7. Lazard Freres & Co. LLC   138,638.86   182,916.20    138,779     135,315  136,320.88       135,329
 8. Baker & Botts              30,965.11    10,376.97     13,310      10,488          --         6,460
 9. Groom Law Group            10,670.30     4,244.10      4,735      11,727   28,999.85        26,769
10. Nexant, Inc.               13,464.59    34,178.90     76,738      39,419   35,073.89            --
11. Greenhill & Co.                   --           --     52,500          --          --            --
12. Deloitte & Touche(2)              --           --         --          --          --       297,751
                             -----------  -----------  ---------  ---------- -----------   -----------
TOTAL PROFESSIONALS (MOR-1)  $ 1,014,508  $   700,599 $1,019,131  $  622,317 $   362,823   $ 1,123,130
                             ===========  =========== ==========  ========== ===========   ===========
       PROFESSIONALS                                      FILING TO
      NAME/ORDER DATE         Nov-2002      Dec-2002        DATE
---------------------------  -----------   ----------   -------------
 1. Logan & Company, Inc.    $    17,460  $    69,114     $   217,009
 2. Andrews & Kurth LLP          267,097      315,092       2,250,211
 3. US Trustee                        --           --         194,250
 4. Skadden, Arps, Slate,
    Meagher & Flom LLP           945,046      735,059       4,153,205
 5. Akin Gump Strauss            160,402      207,147       1,140,610
 6. Arthur Andersen                   --           --         483,048
 7. Lazard Freres & Co. LLC      198,062      135,152       2,067,736
 8. Baker & Botts                 19,524      405,000         635,494
 9. Groom Law Group               21,735       50,692         178,266
10. Nexant, Inc.                  25,348        7,032         378,957
11. Greenhill & Co.              971,427           --       2,073,102
12. Deloitte & Touche(2)         128,873      146,740         426,624
                             -----------  -----------     -----------
TOTAL PROFESSIONALS (MOR-1)  $ 2,754,975  $ 2,071,028     $14,198,512
                             ===========  ===========     ===========

(1) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (i) DIRECTORS, (ii) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (iii) AFFILIATES; AND (iv) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(a) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

(2) OCTOBER 2002 FIGURE INCLUDES PAYMENTS MADE IN PRIOR PERIODS NOT YET INCLUDED IN THIS MOR.


            MOR-9